Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$1.28	$1.11	$(0.01)	$1.11	$0.14	$(0.50)	$0.38	$0.53
Notable items impact on earnings per share(a)	0.14	0.07	(0.69)	0.40	(0.51)	(1.04)	0.04	0.08
Adjusted diluted net earnings per share(a)	$1.14	$1.04	$0.68	$0.71	$0.65	$0.54	$0.34	$0.45
Diluted weighted average # of shares outstanding	338.7	333.7	332.0	327.7	323.5	321.2	319.4	318.5

Total Net Sales	$3,604	$3,395	$3,548	$3,149	$2,679	$2,817	$2,811	$2,816
Cost of goods sold	2,934	2,824	3,139	2,589	2,280	2,423	2,395	2,514
Gross Margin	$670	$571	$409	$560	$399	$394	$416	$302
SG&A	127	130	120	123	107	128	149	113
Other operating (income) expense(p)	(2)	72	144	158	119	33	153	89
Operating earnings	$545	$369	$145	$279	$173	$233	$115	$100
Interest expense, net	(41)	(36)	(17)	(35)	(48)	(46)	(42)	(47)
Consolidated foreign currency gain/(loss)	51	149	(97)	91	(100)	(268)	101	(419)
Earnings from consolidated companies before income taxes	546	474	(19)	324	25	(74)	174	191
Provision for (benefit from) income taxes	118	108	(6)	(44)	6	99	48	34
Earnings (loss) from consolidated companies	$428	$366	$(13)	$368	$19	$(173)	$126	$157
Equity in net earnings (loss) of nonconsolidated companies	31	13	16	—	37	22	5	9
Less: Net earnings (loss) attributable to noncontrolling interests	24	10	7	3	11	11	9	(3)
Net earnings (loss) attributable to Mosaic	$435	$369	$(4)	$365	$45	$(162)	$122	$169
After tax Notable items included in earnings	$46	$22	$(231)	$131	$(165)	$(334)	$15	$25

Gross Margin Rate	19%	17%	12%	18%	15%	14%	15%	11%

Effective Tax Rate (including discrete tax)	22%	23%	32%	(14)%	24%	(133)%	28%	18%
Discrete Tax benefit (expense)	$14	$10	$17	$2	$1	$(120)	$4	$(11)

Depreciation, Depletion and Amortization	$220	$244	$239	$257	$241	$264	$238	$283
Accretion Expense	$23	$23	$23	$27	$27	$28	$26	$31
Share-Based Compensation Expense	$12	$9	$6	$6	$9	$12	$5	$7
Notable Items	$(66)	$(32)	$335	$—	$222	$319	$(28)	$32
Adjusted EBITDA(b)	$777	$744	$594	$646	$576	$584	$448	$594

Net cash provided by (used in) operating activities	$149	$1,073	$647	$538	$(80)	$847	$313	$219
Cash paid for interest (net of amount capitalized)	8	80	5	76	17	77	20	72
Cash paid for income taxes (net of refunds)	226	147	49	(36)	99	74	111	53
Net cash used in investing activities	$(221)	$(312)	$(422)	$(362)	$(388)	$(349)	$(248)	$(277)
Capital expenditures	(322)	(310)	(412)	(359)	(383)	(334)	(241)	(294)
Net cash (used in) provided by financing activities	$(209)	$(607)	$(254)	$(411)	$458	$(489)	$(138)	$37
Cash dividends paid	(152)	(68)	(66)	(65)	(70)	(68)	(67)	(67)
Effect of exchange rate changes on cash	$4	$9	$(10)	$(6)	$(4)	$(6)	$55	$(7)

Net change in cash and cash equivalents	$(277)	$164	$(39)	$(241)	$(14)	$3	$(18)	$(27)

Short-term debt	$855	$229	$300	$400	$1,204	$882	$752	$847
Long-term debt (including current portion)	3,389	3,393	3,357	3,362	3,350	3,319	3,313	3,378
Cash & cash equivalents	465	626	591	349	337	322	302	273
Net debt	$3,779	$2,996	$3,066	$3,413	$4,217	$3,879	$3,763	$3,952

Segment Contributions (in millions)
Phosphates	$1,382	$1,286	$986	$1,070	$1,169	$1,180	$1,005	$1,165
Potash	907	849	720	758	643	663	526	557
Mosaic Fertilizantes	1,343	1,419	1,731	1,192	886	1,049	1,399	1,088
Corporate and Other(c)	(28)	(159)	111	129	(19)	(75)	(119)	6
Total net sales	$3,604	$3,395	$3,548	$3,149	$2,679	$2,817	$2,811	$2,816

Phosphates	$266	$146	$(58)	$21	$40	$133	$8	$44
Potash	402	328	200	222	198	174	109	123
Mosaic Fertilizantes	(32)	(20)	77	50	42	61	56	79
Corporate and Other(c)	(91)	(85)	(74)	(14)	(107)	(135)	(58)	(146)

Consolidated operating earnings (loss)	$545	$369	$145	$279	$173	$233	$115	$100

Phosphates(d)	1,836	1,922	1,651	1,582	1,644	1,696	1,475	1,622
Potash(d)	1,910	2,163	2,220	2,577	2,163	2,346	1,996	2,239
Mosaic Fertilizantes	2,080	2,385	3,060	2,158	1,715	2,196	2,879	2,240
Corporate and Other	420	359	482	618	333	316	297	432
Total finished product tonnes sold ('000 tonnes)	6,246	6,829	7,413	6,935	5,855	6,554	6,647	6,533
Sales of Performance Products (third party) ('000 tonnes) (e)	819	977	1,305	1,044	787	839	1,001	1,135

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$1,382	$1,286	$986	$1,070	$1,169	$1,180	$1,005	$1,165
Cost of Goods Sold	1,123	1,070	899	931	1,010	1,026	863	1,027
Gross Margin	$259	$216	$87	$139	$159	$154	$142	$138
Notable Items Included in Gross Margin	—	(31)	—	(28)	—	(15)	—	(53)
Adjusted Gross Margin(b)	$259	$247	$87	$167	$159	$169	$142	$191

SG&A	10	11	10	11	13	10	12	10
Other operating (income) expense	(17)	59	135	107	106	11	123	84

Operating Earnings	$266	$146	$(58)	$21	$40	$133	$8	$44
Plus: Depreciation, Depletion and Amortization	116	129	117	124	117	128	118	143
Plus: Accretion Expense	16	16	16	19	20	20	20	25
Plus: Foreign Exchange Gain (Loss)	(2)	(2)	4	(1)	2	2	(5)	(4)
Plus: Other Non operating Income (Expense)	—	(1)	(6)	(9)	3	(2)	1	517
Plus: Dividends from equity investments	25	—	—	—	15	—	—	—
Less: Earnings (loss) from Consolidated Noncontrolling Interests	25	12	8	2	10	11	8	(4)
Plus: Notables Items	(14)	109	136	107	90	38	131	(388)
Adjusted EBITDA(b)	$382	$385	$201	$259	$277	$308	$265	$341

Capital expenditures	$142	$119	$157	$208	$197	$177	$127	$160
Gross Margin $ / tonne of finished product	$141	$112	$53	$88	$97	$91	$96	$85
Adjusted Gross Margin $ / tonne of finished product	$141	$129	$53	$106	$97	$100	$96	$118
Gross margin as a percent of sales	19%	17%	9%	13%	14%	13%	14%	12%

Freight included in finished goods (in millions)	$96	$102	$92	$105	$103	$104	$79	$83
Idle/Turnaround costs (excluding notable items)	$42	$34	$25	$32	$56	$36	$7	$24

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	1,022	928	913	762	900	828	656	749
Performance products(f)	740	919	673	741	673	794	750	814
Other products(i)	74	75	65	79	71	74	69	59
Total Finished Product(d)	1,836	1,922	1,651	1,582	1,644	1,696	1,475	1,622

DAP selling price (fob plant)(r)	$660	$585	$487	$552	$598	$575	$569	$593
Average finished product selling price (destination)(g)	$717	$634	$569	$658	$677	$667	$651	$690

Production Volumes ('000 tonnes)
Total tonnes produced(h)	1,836	1,660	1,593	1,479	1,577	1,675	1,625	1,569
Operating Rate	74%	67%	64%	60%	64%	68%	66%	58%

Raw Materials
Ammonia used in production (tonnes)	274	240	234	209	246	243	238	228
% manufactured ammonia used in production	29%	44%	32%	53%	1%	41%	33%	20%
Sulfur used in production	840	771	735	549	725	778	739	694
% prilled sulfur used in production	7%	11%	5%	6%	1%	8%	8%	7%

Realized costs ($/tonne)
Ammonia (tonne)(j)	$605	$441	$353	$366	$404	$424	$482	$435
Sulfur (long ton)(k)	$236	$195	$156	$152	$142	$138	$126	$127
Blended rock	$77	$79	$81	$77	$81	$86	$87	$87

Phosphates cash conversion costs / production tonne(s)	$96	$105	$105	$118	$110	$100	$101	$118
Cash costs of U.S. mined rock / production tonne(t)	$58	$56	$56	$56	$57	$54	$56	$52

ARO cash spending (in millions)	$41	$41	$42	$41	$40	$59	$54	$72

MWSPC equity earnings (loss)	$31	$10	$17	$—	$37	$22	$5	$9
MWSPC total sales tonnes (DAP/MAP/NPK)	762	649	771	722	671	688	689	698

Miski Mayo external sales revenue	$41	$47	$33	$18	$37	$34	$28	$28

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$907	$849	$720	$758	$643	$663	$526	$557
Cost of Goods Sold	494	513	510	503	431	477	404	434
Gross Margin	$413	$336	$210	$255	$212	$186	$122	$123
Notable Items Included in Gross Margin	—	—	—	—	—	—	—	—
Adjusted Gross Margin(b)	$413	$336	$210	$255	$212	$186	$122	$123

SG&A	8	7	6	8	9	7	7	8
Other operating (income) expense (p)	3	1	4	25	5	5	6	(8)

Operating Earnings	$402	$328	$200	$222	$198	$174	$109	$123
Plus: Depreciation, Depletion and Amortization	70	74	66	89	82	94	69	93
Plus: Accretion Expense	2	2	2	3	2	3	2	2
Plus: Foreign Exchange Gain (Loss)	3	23	(26)	41	(31)	(12)	48	(185)
Plus: Other Non operating Income (Expense)	—	—	(43)	(2)	—	—	—	1
Plus: Notable Items	(3)	(19)	68	(31)	30	12	(48)	178
Adjusted EBITDA(b)	$474	$408	$267	$322	$281	$271	$180	$212

Capital expenditures	$93	$74	$85	$105	$97	$75	$61	$65
Gross Margin $ / tonne of finished product	$216	$155	$95	$99	$98	$79	$61	$55
Adjusted Gross Margin $ / tonne of finished product	$216	$155	$95	$99	$98	$79	$61	$55
Gross margin as a percent of sales	46%	40%	29%	34%	33%	28%	23%	22%

Supplemental Cost Information
Canadian resource taxes	$121	$95	$86	$102	$62	$67	$45	$56
Royalties	$19	$13	$9	$13	$10	$10	$9	$10
Freight(l)	$80	$94	$99	$78	$86	$94	$87	$60
Idle/Turnaround costs (excluding notable items)	$22	$35	$37	$3	$9	$18	$23	$6

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	1,696	1,883	2,031	2,359	1,927	2,113	1,775	2,064
Performance products(m)	201	270	177	207	225	225	211	168
Other products(i)	13	10	12	11	11	8	10	7
Total Finished Product(d)	1,910	2,163	2,220	2,577	2,163	2,346	1,996	2,239

Crop Nutrients North America	739	881	1,129	773	838	970	647	779
Crop Nutrients International	1,053	1,144	1,007	1,666	1,195	1,260	1,255	1,341
Non-Agricultural	118	138	84	138	130	116	94	119
Total Finished Product(d)	1,910	2,163	2,220	2,577	2,163	2,346	1,996	2,239

MOP selling price (fob mine)(o)	$421	$326	$266	$243	$241	$224	$215	$199
Average finished product selling price (destination)(g)	$475	$392	$324	$294	$297	$283	$263	$249

Production Volumes ('000 tonnes)
Production Volume	1,944	1,921	1,854	2,527	2,338	2,224	1,904	2,332
Operating Rate	69%	69%	66%	90%	81%	78%	66%	81%

MOP cash costs of production excluding brine / production tonne(n)	$81	$74	$73	$66	$72	$64	$74	$73
ARO cash spending (in millions)	$3	$3	$3	$2	$1	$2	$2	$3

Average CAD / USD	$1.352	$1.343	$1.342	$1.361	$1.348	$1.368	$1.364	$1.399

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$1,343	$1,419	$1,731	$1,192	$886	$1,049	$1,399	$1,088
Cost of Goods Sold	1,344	1,406	1,625	1,098	811	947	1,271	986
Gross Margin	$(1)	$13	$106	$94	$75	$102	$128	$102
Notable Items Included in Gross Margin	—	(13)	(2)	(3)	1	4	6	9
Adjusted Gross Margin(b)	$(1)	$26	$108	$97	$74	$98	$122	$93

SG&A	26	29	26	29	30	27	62	16
Other operating (income) expense	5	4	3	15	3	14	10	7

Operating Earnings	$(32)	$(20)	$77	$50	$42	$61	$56	$79
Plus: Depreciation, Depletion and Amortization	32	38	54	41	40	40	39	40
Plus: Accretion Expense	5	5	5	5	5	5	4	4
Plus: Foreign Exchange Gain (Loss)	23	73	(48)	32	(45)	(144)	17	(84)
Plus: Other Non operating Income (Expense)	(1)	(1)	(1)	(1)	(2)	(2)	(2)	(2)
Less: Earnings from Consolidated Noncontrolling Interests	—	(2)	—	—	1	(1)	—	1
Plus: Notable Items	(24)	(31)	60	(16)	44	135	(31)	46
Adjusted EBITDA(b)	$3	$66	$147	$111	$83	$96	$83	$82

Capital expenditures	$87	$63	$118	$68	$82	$46	$51	$64
Gross Margin $ / tonne of finished product	$(1)	$5	$35	$44	$44	$46	$44	$46
Adjusted Gross Margin $ / tonne of finished product	$(1)	$11	$35	$45	$43	$45	$42	$42
Gross margin as a percent of sales	—%	1%	6%	8%	8%	10%	9%	9%
Idle/Turnaround costs (excluding notable items)	$11	$30	$28	$26	$15	$24	$40	$18

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	510	611	622	492	324	433	521	423
Potash produced in Brazil	44	44	62	45	32	34	100	35
Purchased nutrients for distribution(q)	1,526	1,730	2,376	1,621	1,359	1,729	2,258	1,782
Total Finished Product	2,080	2,385	3,060	2,158	1,715	2,196	2,879	2,240

Sales of Performance Products ('000 tonnes)(e)	$211	$283	$660	$341	$123	$215	$462	$307

Brazil MAP price (Brazil production delivered price to third party)	$669	$653	$533	$580	$581	$596	$601	$632
Average finished product selling price (destination)(g)	$646	$595	$566	$552	$517	$478	$486	$486

Production Volumes ('000 tonnes)
MAP	235	219	160	256	241	212	194	238
TSP	106	88	131	50	99	95	127	73
SSP	283	240	321	316	278	273	364	315
DCP	108	133	133	120	124	128	83	135
NPK	45	56	62	32	51	44	11	20
Total phosphate tonnes produced	777	736	807	774	793	752	779	781
MOP	82	61	106	114	104	79	105	108

Phosphate operating rate	78%	74%	81%	77%	79%	75%	78%	78%
Potash operating rate	65%	49%	85%	91%	83%	63%	85%	88%

Realized Costs ($/tonne)
Ammonia/tonne(j)	$1,150	$912	$667	$655	$705	$623	$572	$628

Sulfur (long ton)(k)	$278	$258	$219	$179	$173	$174	$170	$177
Blended rock	$124	$128	$117	$117	$115	$107	$105	$109

Purchases ('000 tonnes)
DAP/MAP from Mosaic	146	117	20	58	68	30	43	54
MicroEssentials® from Mosaic	277	427	152	163	169	289	337	195
Potash from Mosaic/Canpotex	235	756	672	404	358	736	682	419

Phosphate cash conversion costs in BRL, Production / tonne(s)	R$538	R$540	R$495	R$546	R$502	R$521	R$486	R$499
Potash cash conversion costs in BRL, production / tonne	R$1,455	R$1,701	R$1,143	R$1,064	R$970	R$1,084	R$970	R$884
Mined rock costs in BRL, cash produced / tonne	R$606	R$533	R$498	R$548	R$597	R$509	R$584	R$542
ARO cash spending (in millions)	$3	$4	$6	$7	$2	$5	$6	$5

Average BRL / USD	$5.196	$4.954	$4.880	$4.953	$4.952	$5.216	$5.546	$5.842

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(28)	$(159)	$111	$129	$(19)	$(75)	$(119)	$6
Cost of Goods Sold	(27)	(165)	105	57	28	(27)	(143)	67
Gross Margin (Loss)	$(1)	$6	$6	$72	$(47)	$(48)	$24	$(61)
Notable items Included in Gross Margin	(1)	34	(45)	40	(31)	(28)	38	(80)
Adjusted Gross Margin (Loss)(b)	$—	$(28)	$51	$32	$(16)	$(20)	$(14)	$19

SG&A	83	83	78	75	55	84	68	79
Other operating (income) expense	7	8	2	11	5	3	14	6

Operating Earnings (Loss)	$(91)	$(85)	$(74)	$(14)	$(107)	$(135)	$(58)	$(146)
Plus: Depreciation, Depletion and Amortization	2	3	2	3	2	2	12	7
Plus: Share-Based Compensation Expense	12	9	6	6	9	11	5	7
Plus: Foreign Exchange Gain (Loss)	27	54	(26)	19	(27)	(114)	40	(145)
Plus: Other Non operating Income (Expense)	(7)	(5)	—	—	—	11	—	39
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	—	—	—	—	—	—	(1)	(1)
Plus: Notable Items	(25)	(91)	71	(60)	58	134	(80)	196
Adjusted EBITDA(b)	$(82)	$(115)	$(21)	$(46)	$(65)	$(91)	$(80)	$(41)

Elimination of profit in inventory income (loss) included in COGS	$20	$35	$45	$16	$(15)	$(10)	$(3)	$7
Unrealized gain (loss) on derivatives included in COGS	$(1)	$34	$(45)	$41	$(31)	$(29)	$39	$(80)

Operating Data
Sales volumes ('000 tonnes)	420	359	482	618	333	316	297	432
Sales of Performance Products ('000 tonnes)	—	—	—	—	—	—	4	4

Average finished product selling price (destination)(g)	$636	$478	$423	$414	$389	$383	$371	$363

Purchases ('000 tonnes)
DAP/MAP from Mosaic	—	31	—	—	—	—	—	—
MicroEssentials® from Mosaic	16	3	—	2	3	6	2	3
Potash from Mosaic/Canpotex	296	126	—	345	322	240	326	209

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q4 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(390)	$75	$(0.99)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(80)	15	(0.20)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(13)	2	(0.04)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	9	(2)	0.02
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(5)	1	(0.01)
ARO Adjustment	Phosphate	Other operating income (expense)	(23)	4	(0.06)
Hurricane Milton idle costs	Phosphate	Cost of goods sold	(52)	10	(0.13)
Gain on sale of equity investment	Phosphate	Other non-operating income (expense)	522	(43)	1.51
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	28	(5)	0.07
ARO Adjustment	Potash	Other operating income (expense)	7	(1)	0.02
Arbitration reserve	Phosphate	Other Operating Expense/Non Controlling Interest	(43)	9	(0.11)
Total Notable Items			$(40)	$65	$0.08

Q3 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$111	$(35)	$0.22
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	38	(11)	0.09
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(15)	5	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	6	(2)	0.01
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	5	(2)	0.01
ARO Adjustment	Phosphate	Other operating income (expense)	(102)	31	(0.22)
Environmental reserve	Phosphate	Other operating income (expense)	(20)	6	(0.04)
Total Notable Items			$23	$(8)	$0.04

Q2 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(263)	$76	$(0.58)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(28)	9	(0.07)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(13)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	4	(1)	—
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(2)	—	—
Land reclamation	Phosphate	Cost of goods sold	(15)	4	(0.03)
Pension plan termination	Corporate and Other	Other non-operating income (expense)	8	(2)	0.02
Franchise tax reversal	Phosphate	Other operating income (expense)	(15)	4	(0.03)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(103)	(0.32)
Total Notable Items			$(324)	$(10)	$(1.04)

Q1 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(100)	$28	$(0.22)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(31)	8	(0.07)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(11)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	1	—	—
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	4	(1)	0.01
ARO Adjustment	Phosphate	Other operating income (expense)	(14)	4	(0.03)
Environmental reserve	Phosphate	Other operating income (expense)	(77)	21	(0.17)
Total Notable Items			$(228)	$63	$(0.51)

Q4 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$79	$(16)	$0.20
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	40	(7)	0.10
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(9)	2	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(3)	1	(0.01)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(7)	2	(0.02)
ARO Adjustment	Phosphate	Other operating income (expense)	(4)	1	(0.01)
Environmental reserve	Phosphate	Other operating income (expense)	(64)	11	(0.16)
Land reclamation	Phosphate	Cost of goods sold	(28)	5	(0.07)
ARO adjustment	Potash	Other operating income (expense)	(10)	2	(0.02)
Tax law change	Mosaic Fertilizantes	(Provision for) benefit from income taxes	—	136	0.42
Total Notable Items			$(6)	$137	$0.40

Q3 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(107)	$27	$(0.23)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(45)	12	(0.10)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(12)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(2)	1	—
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(6)	1	(0.01)
ARO Adjustment	Phosphate	Other operating income (expense)	(123)	32	(0.28)
Environmental reserve	Phosphate	Other operating income (expense)	(3)	1	(0.01)
Pension plan termination settlement	Potash	Other non-operating income (expense)	(42)	10	(0.10)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	22	0.07
Total Notable Items			$(340)	$109	$(0.69)

Q2 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Unrealized foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$114	$(28)	$0.26
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	34	(9)	0.08
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(12)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(13)	3	(0.03)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	2	—	—
ARO Adjustment	Phosphate	Other operating income (expense)	(28)	7	(0.06)
Environmental reserve	Phosphate	Other operating income (expense)	(37)	9	(0.08)
Land reclamation	Phosphate	Cost of goods sold	(31)	8	(0.07)
Total Notable Items			$29	$(7)	$0.07

Q1 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$51	$(12)	$0.11
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(1)	—	—
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(12)	3	(0.03)
Gain on sale of Streamsong Resort	Phosphate	Other operating income (expense)	57	(14)	0.13
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(8)	2	(0.02)
ARO Adjustment	Phosphate	Other operating income (expense)	(20)	5	(0.04)
Environmental reserve	Phosphate	Other operating income (expense)	(6)	1	(0.01)
Total Notable Items			$61	$(15)	$0.14

Footnotes

(a)Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".
(b)See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.
(c)Includes elimination of intersegment sales.
(d)Finished product sales volumes include intersegment sales.
(e)Includes MicroEssentials, K-Mag, Aspire and Sus-Terra sales tonnes.
(f)Includes MicroEssentials performance products.
(g)Average price of all finished products sold by Potash, Phosphate, Mosaic Fertilizantes and India/China.
(h)Includes crop nutrient dry concentrates and animal feed ingredients.
(i)Includes finished goods sales of feed and other products.
(j)Amounts are representative of our average ammonia costs in cost of goods sold.
(k)Amounts are representative of our average sulfur costs in cost of goods sold.
(l)Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.
(m)Includes K-Mag, and Aspire finished performance products.
(n)MOP cash costs of production are reflective of actual costs during the period excluding brine management costs, depreciation, depletion, accretion, carbon-based and Canadian resource tax, idle and turnaround costs. Total Production costs for MOP production excludes K-Mag costs, Aspire raw material costs and incremental Aspire operating costs.
(o)Excludes industrial and feed sales. Price has been calculated using the average monthly foreign exchange rate.
(p)Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.
(q)Includes intersegment sales.
(r)Total production costs less depreciation, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(s)Total production cost less depreciation/depletion, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of rock produced in the period.
(t)Tax impact is based on our expected annual effective rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit) from income taxes. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Consolidated Net Income (Loss)	$435	$369	$(4)	$365	$45	$(162)	$122	$169
Less: Consolidated Interest Expense, Net	(41)	(36)	(17)	(35)	(48)	(46)	(42)	(47)
Plus: Consolidated Depreciation, Depletion & Amortization	220	244	239	257	241	264	238	283
Plus: Accretion Expense	23	23	23	27	27	28	26	31
Plus: Share-Based Compensation Expense	12	9	6	6	9	12	5	7
Plus: Consolidated Provision for (Benefit from) Income Taxes	118	108	(6)	(44)	6	99	48	34
Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends	6	13	16	—	22	22	5	9
Plus: Notable Items not included above	(66)	(32)	335	—	222	319	(28)	32
Consolidated Adjusted EBITDA	$777	$744	$594	$646	$576	$584	$448	$594

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus asset retirement obligation accretion plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.